TAXES ON INCOME	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
NOTE 7:-	TAXES ON INCOME

a.	The Company and its subsidiary are separately taxed under the domestic tax laws of the state of incorporation of each entity.

b.	Tax rates applicable to Ltd.:

On December 5, 2011, the Israeli Parliament (the Knesset) passed the Law for Tax Burden Reform (Legislative Amendments), 2011 ("the Law") which, among others, cancels effective from 2012, the scheduled progressive reduction in the corporate tax rate. The Law also increases the corporate tax rate to 25% in 2012. In view of this increase in the corporate tax rate to 25% in 2012, the real capital gains tax rate and the real betterment tax rate were also increased accordingly.

c.	Net operating loss carry forward:

Ltd. has accumulated net operating losses for Israeli income tax purposes as of December 31, 2012 in the amount of approximately $1,439,911. The net operating losses may be carried forward and offset against taxable income in the future for an indefinite period.

As of December 31, 2012, the Company had a U.S. federal net operating loss carry forward of approximately $1,236,750 that can be carried forward and offset against taxable income and that expires during the years 2031 to 2032. Utilization of U.S. loss carry forward may be subject to substantial annual limitation due to the "change in ownership" provisions of the Internal Revenue Code of 1986 and similar state provisions. The annual limitations may result in the expiration of losses before utilization.

d.	Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets are as follows:

	December 31,
	2012	2011
Deferred tax assets:

Net operating loss carry forward	$854,678	$127,196
Temporary differences	247,722	13,755

Deferred tax assets before valuation allowance	1,102,400	140,951
Valuation allowance	(1,102,400)	(140,951)

Net deferred tax asset	$-	$-

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that all or some portion of the deferred tax assets will not be realized. The ultimate realization of the deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences are deductible and net operating losses are utilized. Based on consideration of these factors, the Company recorded a full valuation allowance at December 31, 2012 and 2011.

e.	Loss before taxes on income consists of the following:

	Year ended December 31, 2012	Period from August 11, 2011 (inception date) to December 31, 2011

Domestic	$2,987,718	$259,957
Foreign	2,698,855	125,392

	$5,686,573	$385,349

f.
The main reconciling item between the statutory tax rate of the Company and the effective tax rate is the recognition of valuation allowance in respect of deferred taxes relating to accumulated net operating losses carried forward due to the uncertainty of the realization of such deferred taxes.